Exhibit 99.1

Capri Holdings Announces Termination of Merger With Tapestry

NOVEMBER 14, 2024

Announces Strategic Initiatives to Return to Growth

Schedules Conference Call With Investors

(Photo: Business Wire)

https://www.capriholdings.com/StrategyPresentation

LONDON—(BUSINESS WIRE)— Capri Holdings Limited (NYSE:CPRI), a global fashion luxury group, today announced the mutual termination of its definitive merger agreement with Tapestry, Inc. Capri and Tapestry mutually agreed that terminating the merger agreement was in the best interests of both companies as the required closing condition of receiving necessary U.S. regulatory approvals was unlikely to be met by the merger agreement’s outside date of February 10, 2025. The Company also announced its strategies to return to growth, which management will discuss on a call today at 11:00 a.m. ET. The Company will share more details of its strategies at an Investor Day in late February 2025.

John D. Idol, the Company’s Chairman and Chief Executive Officer, said, “With the termination of the merger agreement, we are now focusing on the future of Capri and our three iconic luxury houses. Looking ahead, I remain confident in Capri’s long-term growth potential for numerous reasons. First, we have an incredible portfolio of luxury houses, each with their own rich heritage, exclusive DNA and strong consumer loyalty. Second, we have a solid distribution network to build upon. With over 1,200 directly operated luxury retail locations globally combined with our robust digital platform we have a strong framework for the future. Additionally, our extensive wholesale network serves as an important channel to reach consumers in areas where we do not have our own stores. Third, we have the management team, design talent and a global workforce of 15,000 employees to successfully execute our initiatives. Fourth, we have the financial strength to implement our strategies.”

Mr. Idol concluded, “Given our Company’s performance over the past 18 months, we have recently started to implement a number of strategic initiatives to return our luxury houses to growth. Across Versace, Jimmy Choo and Michael Kors, we are focused on brand desirability through exciting communication, compelling product and omni-channel consumer experience. While our strategies are tailored uniquely for each brand, our overarching goals are similar.”

Capri Strategy Update

•	Communication Strategy

•	Engage and inspire both new and existing consumers

•	Product Strategy

•	Create exciting fashion product that resonates with our consumers

•	Omni-channel Strategy

•	Leverage digital capabilities to grow E-commerce

•	Improve retail store sales densities

•	Wholesale Strategy

•	Stabilize revenue by aligning product offering to better meet consumer preferences

•	Corporate Social Responsibility Strategy

•	Build upon our corporate values with communities both internally and externally

Michael Kors Strategy Update

•	Communication Strategy

•	Implement dynamic, new marketing plans that appeal to a broader consumer base

•	Increase marketing investments

•	Product Strategy

•	Focus on creating exciting fashion product with compelling value

•	Rebuild core and Signature assortments

•	Strategic pricing review across the assortment to drive higher full price sell-throughs

•	Omni-channel Strategy

•	Leverage digital capabilities to grow E-commerce

•	Improve retail store sales densities

•	Anticipate the store fleet will be reduced to approximately 650 stores over time

•	Renovate approximately 150 stores over the two years

•	Wholesale Strategy

•	Stabilize revenue by aligning product offering to better meet consumer preferences

Versace Strategy Update

•	Communication Strategy

•	Continue to leverage strong brand awareness to drive engagement

•	Product Strategy

•	Inject more energy into the assortment to better balance fun and elegant

•	Develop broader assortment to reengage with the aspirational luxury consumer

•	Further develop accessories offering

•	Omni-channel Strategy

•	Leverage digital capabilities to grow E-commerce

•	Improve retail store sales densities

•	Anticipate that store fleet will remain flat at approximately 230 stores

•	Wholesale Strategy

•	Resume growth by aligning product offering to better meet consumer preferences

Jimmy Choo Strategy Update

•	Communication Strategy

•	Continue to engage new and existing customers through effective campaigns and collaborations

•	Product Strategy

•	Enhance assortment to appeal to aspirational luxury consumers

•	Further develop accessories offering

•	Expand casual footwear assortment

•	Omni-channel Strategy

•	Leverage digital capabilities to grow E-commerce

•	Improve retail store sales densities

•	Anticipate that store fleet will remain flat at approximately 220 stores

•	Wholesale Strategy

•	Stabilize revenue by aligning product offering to better meet consumer preferences

Conference Call Information

A conference call to discuss Capri Holdings strategic initiatives to return to growth is scheduled for today, November 14, 2024 at 11:00 a.m. ET. Those who wish to participate in the call may do so by dialing (877) 704-4453 or (201) 389-0920 for international callers, conference ID 13750220. A live webcast of the conference call will also be available on the Company’s website, www.capriholdings.com.

In addition, a replay of the call will be available shortly after the conclusion of the call and remain available until November 21, 2024. To access the telephone replay, listeners should dial (844) 512-2921 or (412) 317-6671 for international callers. The access code for the replay is 13750220. A replay of the webcast will also be available within two hours of the conclusion of the call.

Investor Day 2025

Capri Holdings intends to host an Investor Day in New York, NY in late February 2025, where it will provide more detail on the company’s strategic actions and its financial prospects. Specific details for that event will be announced at a later date.

About Capri Holdings Limited

Capri Holdings is a global fashion luxury group consisting of iconic, founder-led brands Versace, Jimmy Choo and Michael Kors. Our commitment to glamorous style and craftsmanship is at the heart of each of our luxury brands. We have built our reputation on designing exceptional, innovative products that cover the full spectrum of fashion luxury categories. Our strength lies in the unique DNA and heritage of each of our brands, the diversity and passion of our people and our dedication to the clients and communities we serve. Capri Holdings Limited is publicly listed on the New York Stock Exchange under the ticker CPRI.

Forward-Looking Statements

This press release contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements. These risks, uncertainties and other factors are identified in the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024 filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and Capri disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Investor Relations:

Jennifer Davis

+1 (201) 514-8234

Jennifer.Davis@CapriHoldings.com

Media:

Press@CapriHoldings.com

Source: Capri Holdings Limited

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(Photo: Business Wire)